UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 19, 2012

Precision Aerospace Components, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30185	20-4763096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Arthur Kill Road
Staten Island, NY 10309-1202	10309-1202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (718) 356-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

The registrant is issuing a press release, the form of which is attached as an Exhibit to this filing, describing its previously reported acquisition of Fastener Acquisition Distribution Company, Inc.(“FDMC”) and FDMC’s two subsidiaries Aero-Missile Components, Inc. and Creative Assembly Systems, Inc. and providing the overall anticipated revenues and income for the coming twelve months.

Section 901 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated June 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.

Date: June 19, 2012	By: /s/ Andrew S. Prince
Andrew S. Prince
President and Chief Executive Officer

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press Release dated June 19, 2012